                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT ("Agreement") is entered into as of April 3,
2000, by and between Famous Fixins, Inc., a New York corporation
("Corporation"), and Jody King-Cheifetz ("Optionee").

                               R E C I T A L S

      A.  On April 3, 2000, the Board of Directors of the Corporation approved an employment agreement (the "Employment Agreement") with Optionee.

      B. Pursuant to the employment agreement, the Corporation authorized granting to Optionee options to purchase a total of 304,000 shares of the common stock, $.001 par value, of the Corporation ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                              A G R E E M E N T

It is hereby agreed as follows:

      1.  CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Employment Agreement.

      2. GRANT OF OPTIONS. The Corporation hereby grants to Optionee, options
("Options") to purchase all or any part of Shares, upon and subject to the terms and conditions of the Employment Agreement, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

      3. OPTION PERIOD. The Options shall be exercisable at any time during the period commencing on the dates set forth in the Employment Agreement (subject to the provisions of the Employment Agreement) and expiring on April 3, 2005, unless earlier terminated pursuant to the Employment Agreement or this
Agreement.

      4. METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee,
Optionee shall at the time of such exercise tender the purchase price of the
Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares. If
Optionee shall not purchase all of the Shares which she is entitled to purchase under the Options, her right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

      5.  AMOUNT OF PURCHASE PRICE. The purchase price per Share for each
Share which Optionee is entitled to purchase under the Options shall be $per
Share.

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      6. PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the
Board of Directors. The value of Shares so tendered shall be their Fair Market
Value Per Share on the date of the Optionee's notice of exercise.

      7. EFFECT OF TERMINATION OF RELATIONSHIP OR DEATH. If Optionee's
relationship with the Corporation as an employee terminates (whether voluntarily or involuntarily, or if optionee dies, all options which have previously vested shall expire six (6) months thereafter. All unvested options shall lapse and automatically expire. During such six (6) month period (or such shorter period prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, her executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as the case maybe, but only to the extent such Options were exercisable on the date Optionee ceased to have a relationship with the
Corporation as an employee or died.

      8.  NONTRANSFERABILITY OF OPTIONS.  The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

      9. REPRESENTATIONS OF THE OPTIONEE. Optionee represents and warrants to the Corporation that Optionee in making an investment intent in connection with this Agreement and the Employment Agreement that: Optionee understands all of the risks and merits associated with an investment decision in the Corporation;
Optionee is fully informed about the business of the Corporation; Optionee has been provided with all documents about the Corporation as would be required in a registration statement or prospectus, including a copy of the Corporation's SEC filings; Optionee has been provided access to all documents about the
Corporation as Optionee has requested; the Corporation has responded to all questions made by the Optionee in connection with Optionee's investment decision; Optionee has such business, financial and investment knowledge, experience and sophistication to make a fully informed investment decision.

      10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term
"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment
Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Options, and (ii)
appropriate amendments to this Agreement shall be executed

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by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the
Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

      11. NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in anyway with the right of the Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

      12. TIME OF GRANTING AND VESTING OF OPTIONS. The time the Options shall be deemed granted, sometimes referred to herein as the "date of grant," and the time of vesting of the Shares, shall be determined in accordance with the
Employment Agreement.

      13. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the
Corporation may be listed shall have been fully complied with.

      14. SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the
Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee.

            The Corporation may in its discretion cause the Shares, or a part of the Shares, underlying the Options to be registered under the Securities Act of
1933, as amended, by filing a Form S-8 Registration Statement (or on such other form as the Corporation deems appropriate) covering the Options and the Shares underlying the Options. With respect to the Shares, Optionee shall have the right to include registration of the Shares on the Corporation's future registration statements, after the Shares or a portion of the Shares have vested, provided however that such registration statement permits the registration of the Shares. Optionee shall bear all of the costs associated with such Form S-8 or other registration statement, including legal and accounting fees, in reasonable proportion to the number of shares of common stock being registered on such registration statement, except that the Corporation shall bear all costs associated with the filing of a

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registration statement for options to purchase up to 4,000 shares of common stock, as set forth in the Employment Agreement.

            Optionee shall take any action reasonably requested by the
Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

      15.  INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS. The Options
granted herein are intended to be non-qualified stock options described in
U.S. Treasury Regulation ("Treas. Reg.") 1.83-7 to which Sections 421 and422A of the Internal Revenue Code of 1986, as amended from time to time("Code") do not apply, and shall be construed to implement that intent. If all or any part of the Options shall not be described in Treas. Reg.1.83-7 or be subject to
Sections 421 and 422A of the Code, the Options shall nevertheless be valid and carried into effect.

      16.  PLAN CONTROLS. The Options shall be subject to and governed by the provisions of the Employment Agreement. All determinations and interpretations of the Employment Agreement made by the Committee shall be final and conclusive.

      17. ADDITIONAL RESTRICTIONS REGARDING DISPOSITIONS OF SHARES. The Shares
acquired pursuant to the exercise of Options shall be subject to the restrictions on resale and certificates evidencing such Shares shall bear a restrictive legend and such other legends to the extent required by securities laws and blue sky laws. If deemed necessary by the Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

      18. MISCELLANEOUS.

      18.1 Binding Effect. This Agreement shall bind and inure to the benefit of  the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

      18.2 Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

      18.3 Amendment. This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

      18.4 Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various
Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

      18.5 Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of New York and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

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      18.6 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

      18.7 Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to
Optionee or the Corporation may be given to them at the following addresses:

If to Optionee:
-------------------------
-------------------------

If to Corporation:
Famous Fixins, Inc.
250 West 57th Street, Suite 1112
New York, NY 10107
Fax:  (212) 245-7767

With a copy to:
Law Offices of Dan Brecher
99 Park Avenue, 16th Floor
New York, NY 10016
Fax:  (212) 808-4155

Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

      18.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this
Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar)
nor shall such waiver constitute a continuing waiver.

      18.9 Attorneys' Fees. In the event that any party to this Agreement institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing

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party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

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      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

FAMOUS FIXINS, INC.

By:   /s/ Jason Bauer
   --------------------------------
      Jason Bauer, President

OPTIONEE

By:   /s/ Jody King-Cheifetz
   --------------------------------
      Jody King-Cheifetz

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